UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.


                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only (as permitted by
          Rule14a-6(e)(2))
[ ]       Definitive Proxy Statement
[X]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to Rule 14a-12

                             THE ROUSE COMPANY
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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The following is the text of a press release issued by The Rouse Company on
October 12, 2004:

FOR MORE INFORMATION:                                 FOR IMMEDIATE RELEASE:
Timothy J. Lordan,                                    October 12, 2004
Vice President and Director, Investor Relations
THE ROUSE COMPANY
10275 Little Patuxent Parkway
Columbia, Maryland 21044
(410) 992-6546
www.therousecompany.com
-----------------------


           THE ROUSE COMPANY ANNOUNCES FILING OF DEFINITIVE PROXY
               STATEMENT AND UPDATE ON EXTRAORDINARY DIVIDEND


Columbia, Maryland - Officials at The Rouse Company (NYSE:RSE) announced today that on Friday, October 8, 2004, it filed with the Securities and Exchange Commission (SEC) its definitive proxy statement relating to its proposed merger with General Growth Properties, Inc. (NYSE:GGP). On October 9, 2004, Rouse commenced mailing the definitive proxy statement to shareholders of record as of October 8, 2004. The special meeting of shareholders of Rouse to vote upon the merger is scheduled for November 9, 2004, at 10:30 a.m., EST, at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York.

The definitive proxy statement filed with the SEC indicates that, in order to satisfy certain tax law requirements relating to Real Estate Investment Trusts (REITs), Rouse expects that it will be required to pay prior to the merger an extraordinary dividend which Rouse estimates will be in the range of $2.30 to $3.40 per share. This reflects an updated amount from the $2.00 to $2.40 per share indicated in the preliminary proxy statement previously filed with the SEC. This new range is based upon certain factual and legal conclusions and judgments. However, there can be no assurance that the Internal Revenue Service (IRS) will agree with these conclusions and judgments, in which case, the extraordinary dividend could be significantly larger than the current estimate. Rouse has requested the consent of the IRS to treat the extraordinary dividend as satisfying the applicable tax law requirements relating to REITs. As indicated in the preliminary and definitive proxy statements, there can be no assurance that the IRS will consent to this request.

Rouse will make an announcement once the amount of the extraordinary dividend has been finally determined. Rouse expects to pay the extraordinary dividend prior to the effective time of the merger.

For further information, please refer to the sections entitled "The Merger Agreement--Dividend Adjustment" at page 50 and "Certain Material U.S. Federal Income Tax Consequences" at page 64 of the definitive proxy statement dated October 8, 2004.

ADDITIONAL INFORMATION

On October 9, 2004, Rouse began the process of mailing its definitive proxy statement, together with a proxy card. Stockholders of the Company are advised to read Rouse's proxy statement, and any other relevant documents filed with the SEC, because they contain important information regarding the merger.

Stockholders may also obtain a free copy of the proxy statement and other documents filed by the Company with the SEC at the SEC's website at http://www.sec.gov. Copies of the Company's proxy statement and other SEC filings are also available on the Company's website at http://www.therousecompany.com under "Investor Relations." Copies of the proxy statement and the Company's other filings with the SEC may also be obtained from the Company free of charge by directing a request to The Rouse Company, 10275 Little Patuxent Parkway, Columbia, Maryland 21044,
Attention: Investor Relations. In addition, copies of Rouse's proxy materials may be requested by contacting Rouse's proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com. Stockholders should read the definitive proxy statement carefully before making any voting decisions.

Information regarding Rouse's directors and executive officers who were in office at the time of the 2004 annual meeting of stockholders is available as to those directors and executive officers in the Company's proxy statement for that meeting which was filed with the SEC on April 2, 2004. In addition to those directors and executive officers, a director appointed since the 2004 annual meeting, other members of Rouse management and the Company's employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Additional information regarding the interests of such potential participants is included in the proxy statement and the other relevant documents filed with the SEC.

Headquartered in Columbia, Md., The Rouse Company was founded in 1939 and became a public company in 1956. A premier real estate development and management company, The Rouse Company, through its numerous affiliates, operates more than 150 properties encompassing retail, office, research and development and industrial space in 22 states. Additionally, the Company is the developer of the master-planned communities of Columbia and Fairwood in Maryland, Summerlin, along the western edge of Las Vegas, Nevada and Bridgelands, a new project on the western side of Houston, Texas. The Company is also an investor in The Woodlands, a planned community north of Houston, Texas.

THIS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS, WHICH REFLECT THE COMPANY'S CURRENT VIEW WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM HISTORICAL OR ANTICIPATED RESULTS. THE WORDS "WILL," "PLAN," "BELIEVE," "EXPECT," "ANTICIPATE," "SHOULD," "TARGET," "INTEND," AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THEIR DATES. THE ROUSE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. FOR A DISCUSSION OF CERTAIN FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM HISTORICAL OR ANTICIPATED RESULTS, INCLUDING REAL ESTATE INVESTMENT RISKS, DEVELOPMENT RISKS AND CHANGES IN THE ECONOMIC CLIMATE, SEE EXHIBIT 99.1 OF THE ROUSE COMPANY'S FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2004.